UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2006

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed April 6, 2006, by Whirlpool Corporation to include the pro forma financial information referred to in Item 9.01(b) below relating to the acquisition of Maytag Corporation on March 31, 2006 and to update the consent of the independent registered public accounting firm. Pursuant to the instructions to Item 9.01 of Form 8-K, Whirlpool Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted information and to update the consent of the independent registered public accounting firm.

.

Item 9.01  Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

(1)           The audited consolidated balance sheets of Maytag Corporation as of December 31, 2005 and January 1, 2005 and the consolidated statements of operations, consolidated statements of shareholders’ equity and consolidated statements of cash flows of Maytag Corporation for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm’s report related thereto (incorporated by reference from Maytag Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

(b)           Pro forma financial information.

On March 31, 2006, the Company completed its acquisition of Maytag Corporation. Attached as exhibits are the following pro forma financial statements:

(1)                                  Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005

(2)                                  Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005

The Unaudited Pro Forma Condensed Combined Statement of Operations combines the historical consolidated statement of operations of Whirlpool and the historical consolidated statement of operations of Maytag, giving effect to the merger as if it had been completed on January 1, 2005. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical consolidated balance sheet of Whirlpool and the historical consolidated balance sheet of Maytag, giving effect to the merger as if it had been completed on December 31, 2005.

(d)           Exhibits.

99.1                           Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005

99.2                           Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005

99.3                           Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: June 7, 2006	By:	/s/ Robert T. Kenagy
Name: Robert T. Kenagy
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2005
99.3	Consent of Independent Registered Public Accounting Firm